UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2018

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment of the Amended and Restated 2015 Stock and Stock Option Plan

By unanimous Written Consent dated December 28, 2018, the Board of Directors of RespireRx Pharmaceuticals Inc. (the “Company”) approved an increase of 2,000,000 shares to the number of shares covered by the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan (the “2015 Plan”). The Third Amendment of the 2015 Plan (the “Amendment”), effecting that increase, is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The Amendment increases the shares issuable under the 2015 Plan by 2,000,000, from 6,985,260 shares to 8,985,260. Other than the change in the number of shares available under the 2015 Plan, no other changes were made to the 2015 Plan by the Amendment.

The 2015 Plan provides for the issuance of shares of Company stock, in the form of stock grants and options to directors, officers, employees, consultants and other service providers of the Company. The Company has not submitted, and currently does not intend to submit, the 2015 Plan for stockholder approval. Accordingly, the 2015 Plan does not contemplate the issuance of Incentive Stock Options. The foregoing description of the 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Plan as amended. A copy of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan was filed by the Company on April 6, 2016, as Exhibit 10.1 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the First Amendment of the 2015 Plan was filed by the Company on January 23, 2017, as Exhibit 10.1 to a Current Report on Form 8-K and is incorporated herein by reference and a copy of the Second Amendment of the 2015 Plan was filed by the Company on December 14, 2017, as Exhibit 10.3 to a Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed on April 6, 2016 as Exhibit 10.1 to a Current Report on Form 8-K, incorporated herein by reference.
99.2	First Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed January 23, 2017 as Exhibit 10.1 to a Current Report on Form 8-K, incorporated herein by reference.
99.3	Second Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed December 14, 2017 as Exhibit 10.3 to a Current Report on Form 8-K, incorporated herein by reference.
99.4*	Third Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan.

* filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2019	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer